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                                                                   Exhibit 10.13



               DATED _____________________________________ 1998




                        A J REYNARD ESQ, M J DANIELS ESQ
                              AND R D BOWERMAN ESQ
                    (TRUSTEES OF THE REYNARD RACING CARS LTD
                           DIRECTORS' PENSION SCHEME)

                                     - and -


                           REYNARD MOTORSPORT LIMITED

                                     - and -

                        R.T.C. MANAGEMENT COMPANY LIMITED









                                    L E A S E

                                       re

                                     Unit 1A
                                  Reynard Park
                                    Brackley
                                Northamptonshire





                                ROBERT D BOWERMAN
                                    Solicitor
                               Old Rectory Offices
                                   Park House
                                   Over Worton
                                 Chipping Norton
                               Oxfordshire OX7 7ER



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THIS LEASE is made the                                 day of
One Thousand Nine Hundred and Ninety-eight
BETWEEN

(1) ADRIAN JOHN REYNARD of Reynard Centre Telford Road Bicester Oxfordshire and MICHAEL JOHN DANIELS of Kingswood House 29 North Street Bicester aforesaid and ROBERT DENIS BOWERMAN of Park House Over Worton Chipping Norton Oxfordshire (hereinafter called "the Landlord") and

(2) REYNARD MOTORSPORT LIMITED whose registered office is at Reynard Centre Telford Road Bicester Oxfordshire (hereinafter called "the Tenant") and

(3) R.T.C. MANAGEMENT COMPANY LIMITED whose registered office is at 1-3 London Road Bicester Oxfordshire having Company Registration Number 3444931 (hereinafter called "the Company")

WITNESSES as follows:

INTERPRETATION

1                                   IN THIS LEASE

1.1 the following expressions shall have the following meanings:

"Landlord"                          includes where the context admits the estate
                                    owner for the time being of the reversion immediately expectant on the termination of the Term

"Tenant"                            includes where the context admits the
                                    successors in title of the Tenant

"Term" means the term hereby granted and includes where appropriate any extension thereof by agreement or pursuant to any Act

"Premises"                          means the property described in the First
                                    Schedule together with all additions and improvements thereto and all additions and fittings therein or thereon

"Act" means any Act of Parliament now or hereafter to be passed

"Parking Area"                      means the area designated for parking tinted
                                    red on the Plan comprising 34 spaces

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"Planning Acts"                     means the Act or Acts for the time being in
                                    force relating to town and country planning

"Rents"                             means the rents reserved in Clause 2

"Principal Rent"                    means the rent first reserved in Clause 2

"Landlord's Surveyor"               means the surveyor for the time being of the
                                    Landlord

"Insured Risks"                     means insurance against loss or damage by
                                    fire storm tempest flood lightning explosion aircraft articles dropped therefrom riot or civil commotion malicious damage impact bursting and overflowing of pipes heave landslip subsidence terrorism and such other risks as the Landlord shall from time to time during the Term properly determine

"termination of the Term"           means the determination of the Term whether
                                    by effluxion of time re-entry notice
                                    surrender (whether by operation of law or otherwise) or by any other means whatsoever

"the last year of the Term"         means the year of the Term ending on the
                                    termination of the Term

"notice"                            means notice in writing

"Part with possession"              includes an agreement to part with
                                    possession

"underlet"                          includes an agreement to underlet

"underlease" and "sub-underlease"   include an agreement for underlease or
                                    sub-underlease

"Consent of the Landlord"           means a consent in writing signed by the
                                    Landlord not to be unreasonably withheld or delayed

"approved" and "authorised"         means as the case may be approved or
                                    authorised in writing by the Landlord

"Amenity Area"                      means those areas of the Estate tinted green
                                    on the Plan and available for use by the Tenant and which are not exclusively owned

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                                    by or leased to any person or body (other
                                    than R.T.C. Management Company Limited)) and everything upon that area and the boundary walls of the Estate together with all conduits within the Amenity Area

"Estate" means the land shown for identification purposes only edged blue on the Plan and the buildings constructed on that land known together as Reynard Park

"Estate Expenses"                   means the costs and expenses referred to in
                                    the Fourth Schedule

"Inherent Defect"                   any defect in the design of or materials
                                    used in the structure or any part of the Premises or in the construction of the Premises or any works carried out to the Premises whether by the Landlord or any predecessor in title to the Landlord and whether before or after the date of this Lease or any unfitness for purpose of any materials used in any such works or as a result of such materials not being of merchantable quality or attributable to workmanship not carried out in a good and workmanlike manner in accordance with good building practice and all relevant British
                                    Standards and Codes of Practice and any
                                    "snagging items" as listed in any "snagging list" annexed to a Certificate of Practical
                                    Completion relating to any works carried out by or on behalf of the landlord or any predecessor in title

"Percentage Proportion"             means 13.5 per centum

"Perpetuity Period"                 means the period commencing today and
                                    expiring EIGHTY (80) years after today

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"Plan"                              means the annexed plan showing for
                                    identification purposes only the Premises the Parking Area and the Estate

"Services"                          means all or any facilities services or
                                    matter passing through any conduit

"Interest"                          means interest at the rate of 4% above
                                    National Westminster Bank plc base rate from time to time and payable upon any rents payable under this Lease and which are more than 14 days in arrears such interest to accrue from the date upon which the relevant sum is due until the date of actual payment

"The Machinery"                     all present and future machinery boilers air
                                    conditioning plant extractor fans and units radiators hoists lifts pumps and other apparatus of a like nature on the Premises


1.2               where the context requires:

                  1.2.1 words importing the singular include the plural and vice versa

                  1.2.2 words importing the masculine include the feminine and neuter

                  1.2.3 where a party consists of more than one person covenants and obligations of that party shall take effect as joint and several covenants and obligations

1.3 references to any Act include references to any statutory modification or re-enactment thereof for the time being in force and any order instrument regulation or by-law made or issued thereunder

1.4 the side notes shall not in any way affect the construction of this Lease

DEMISE

2                THE LANDLORD hereby demises the Premises to the Tenant
TOGETHER WITH the rights granted in Part I of the Second Schedule RESERVING to the Landlord and the Company the rights set out in Part II of the Second Schedule and SUBJECT TO all rights and easements (if any) enjoyed by any adjoining or neighbouring property over or in respect of the Premises TO HOLD for the term of twelve years from the 11th day of May 1998 Paying during the term

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RENTS             UNTIL 1st October 1998 no rent and thereafter yearly rent of
                  TWO HUNDRED AND THIRTY EIGHT THOUSAND SEVEN HUNDRED AND FIFTY FOUR POUNDS ((pound)238,754.00) or such sum as shall be determined pursuant to the rent review provisions contained in the Sixth Schedule such rent to be paid without any deduction (except as required by any Act) by four equal quarterly payments in advance on the 1st March, 1st June, 1st September and 1st December in each year the first payment or the appropriate proportion thereof to be paid upon the date hereof and Secondly a yearly rent equal to the reasonable and proper sum or sums properly paid by the Landlord in performance of the Landlord's covenant for insurance in Clause 5.2 such yearly rent to be paid on demand and Thirdly on demand from time to time by the Company or its duly appointed agent the Percentage Proportion of the Estate Expenses and in the event that any such sum thirdly payable hereunder remains unpaid fourteen (14) days after becoming due and payable the Tenant will pay Interest thereon

TENANT'S COVENANTS

3                 THE TENANT covenants with the Landlord and separately (in
respect of sub-clauses 3.7 and 3.17 and 3.22.4 - 3.22.8 inclusive and 3.29 only) with the Company:-

RENT

3.1 To pay the Rents together with any Value Added Tax thereon (but only following delivery of a valid Value Added Tax invoice addressed to the Tenant) at the times and in manner aforesaid without any deduction (except as aforesaid) and if so required by bankers standing order

3.2               3.2.1             To defray (or in the absence of direct
                                    assessment on the Premises to pay to the Landlord a fair proportion of) all existing and future community charges rates taxes assessments charges and outgoings payable in respect of the Premises or any part thereof by any estate owner landlord tenant or occupier thereof (save only for any such occasioned by any disposition of or dealing with or the ownership of any estate or interest expectant in reversion on the termination of the Term)

OUTGOINGS         3.2.2             If before the termination of the Term the
                                    Tenant or any undertenant or occupier of the Premises or any part thereof shall cease to occupy the same or to use the same for the


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                                    purpose for which the same were constructed
                                    or have been adapted and if after the
                                    termination of the Term the Landlord shall pursuant to section 17 or 17A of the General Rates Act 1967 pay any rates or surcharge additional to rates to pay to the Landlord a sum equal to the amount of such payments attributable to such cessation of occupation or use and in addition to any such payments that the Landlord would have had to make if such cessation had not taken place

CHARGES FOR SERVICES

3.3               3.3.1             To pay the suppliers thereof all charges for
                                    gas water electricity and other services
                                    (including meter rents) consumed in the
                                    Premises during the Term

                  3.3.2 To comply with the requirements and regulations of the supply authority with regard to the electrical wiring installations and equipment and (if any) the gas pipes installations and equipment in the Premises PROVIDED THAT the Tenant will within 28 days of the Landlord's request supply such details of any alterations or additions carried out by or on behalf of the Tenant as the Landlord may reasonably require and PROVIDED FURTHER that the Tenant will at the request of the Landlord upon the termination of the term remove any such alterations or additions and reinstate the installations and make good any damage caused to the reasonable satisfaction of the Landlord

REPAIR

3.4               3.4.1             At all times during the said term to keep
                                    the Premises and every part thereof and all additions thereto and the Landlord's fixtures and fittings thereon (including all windows window frames doors door frames plate glass and fibreglass and the pipes and sanitary and water apparatus thereof) in good and substantial repair and condition
                                    (damage by an Insured Risk or resulting from an Inherent Defect excepted)

                  3.4.2 Without prejudice to the generality of the preceding paragraph 3.4.1 of this sub-clause at all times to keep the Machinery in or about the Premises in proper repair and in good working order

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                                    and condition keeping the same free from
                                    rust and clean and oiled and from time to time to replace renew and reinstate any parts of the machinery which may become broken lost worn out or unfit for use

                  3.4.3 to maintain in working order and to power the lights affixed to the exterior of the Premises for the purposes of providing light to those parts of the Estate adjacent to the Premises

PERMISSION FOR REINSTATEMENT

3.5 If the Premises shall be destroyed or damaged by any of the Insured Risks if so required to join with the Landlord but at the Landlord's cost in making application for any planning or other permission necessary for rebuilding or reinstating the Premises

MAINTENANCE OF MACHINERY

3.6 To enter into agreements with the manufacturers or with the approved maintenance contractors for the regular inspection and servicing of the machinery serving any lifts or lift shafts or heating or air-conditioning system in the Premises

EXTERNAL PAINTING

3.7 In the third year of the Term and in the last year of the Term (provided that the Tenant shall be under no obligation to carry out such works twice in any period of twelve months) in a proper and workmanlike manner to clean all the outside surfaces of the Premises and thereafter prepare and paint all outside surfaces usually painted with three coats of good quality paint of an approved colour

INTERNAL PAINTING

3.8               3.8.1             In every fifth year of the Term and the last
                                    three months of the last year of the Term in a proper and workmanlike manner to prepare and paint all inside surfaces of the Premises usually painted with two coats of good quality paint and to strip and repaper all inside surfaces usually papered and to restore all other inside surfaces to their proper condition and appearance

                  3.8.2 In complying with this covenant in the last three months of the last year of the Term to use only material of an approved colour quality and finish


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LANDLORD'S RIGHT OF INSPECTION

3.9 To permit the Landlord and any authorised person at all reasonable and mutually convenient times upon previous notice to enter and inspect the Premises

COMPLIANCE WITH NOTICES TO REMEDY

3.10              3.10.1            To comply with any notice given by the
                                    Landlord requiring the Tenant to remedy any breach of the Tenant's covenants found upon any such inspection

                  3.10.2 If the Tenant shall not within a reasonable time (in the context of the relevant breach) comply with any such notice to permit the Landlord and any authorised person to enter the Premises to remedy any such breach

                  3.10.3 To pay to the Landlord on demand all the reasonable costs and expenses properly incurred by the Landlord under the provisions of sub-clause 3.10.2.

WINDOW CLEANING

3.11 To clean the windows in the Premises as often as shall be reasonably necessary

YIELD UP

3.12              At the termination of the Term

                  3.12.1 to yield up the Premises (tenant's or trade fixtures only excepted) fully in accordance with the foregoing Tenant's covenants as to repair

                  3.12.2 to make good any damage caused to the Premises by the removal of the Tenant's fixtures fittings furniture and effects and by the reinstatement of the Premises pursuant to any covenant with the landlord

REIMBURSEMENT OF EXPENDITURE

3.13 To reimburse to the Landlord all reasonable expenditure properly incurred by the Landlord forthwith after the termination of the Term in repairing painting and decorating the Premises so as to put them into the condition required by the foregoing Tenant's covenants

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MAINTENANCE OF PARTY WALLS

3.14 To pay a fair proportion (to be determined by the Landlord's Surveyor acting reasonably) of the reasonable expenses properly incurred in respect of any repairing and cleansing of any party walls fences sewers drains channels sanitary apparatus pipes wires passageways stairways entrance ways roads pavements and other things the use of which is common to the Premises and to other property

WORK ON ADJOINING PROPERTY

3.15 To permit the Landlord and any authorised person at all reasonable and mutually convenient times upon reasonable prior notice (save in cases of emergency) to enter the Premises to repair renew cleanse or alter any adjoining or neighbouring property including the Amenity Area PROVIDED that such rights shall only be exercised where it is otherwise not reasonably possible to carry out such works and the Landlord shall use all endeavours to cause the minimum possible inconvenience or disruption to the Tenant and shall make good forthwith all damage to the Premises caused by such works

ALTERATIONS AND WASTE

3.16 Not without the consent of the Landlord to erect or permit or suffer to be erected any other building structure pipe wire mast or post upon the Premises nor to make or permit or suffer to be made any alteration therein or addition thereto (PROVIDED THAT this provision shall not apply to internal demountable partitioning which the Tenant may install or remove without the need for any consent) nor alter the external appearance of the Premises nor to commit or permit or suffer any waste spoil or destruction in or upon the Premises nor (save for the purpose of affixing fixtures and fittings partitioning or similar items) to cut injure or remove or suffer to be cut injured or removed any of the roofs structural walls (whether outside or inside) floors joists timbers wires pipes drains appurtenances or fixtures thereof

SIGNAGE

3.17 Not to affix or display or permit or suffer to be affixed or displayed upon any part of the exterior of the Premises or to or through any window thereof any placard poster notice advertisement name or sign whatsoever except


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                  3.17.1            ones that shall previously have received the
                                    Consent of the Landlord or

                  3.17.2 as may be permitted pursuant to paragraph 5 of Part I of the Second Schedule hereto

NOTICES RECEIVED

3.18 Within seven days of the receipt by the Tenant of any notice order requisition direction or plan given made or issued to or by a competent authority affecting the Premises or the occupation or user thereof to supply a copy thereof to the Landlord and to make or join in making such objections or representations against or in respect thereof as the Landlord may reasonably require but at the Landlord's cost

REQUIREMENTS OF ANY ACT OR COMPETENT AUTHORITY

3.19 To comply in every respect with the provisions of any Act or the requirements of any competent authority in respect of the Premises or any part thereof or in respect of the occupation or user thereof and to indemnify the Landlord against all claims demands expenses and liability in respect of any breach thereof by the Tenant and to pay all reasonable costs charges and expenses properly incurred by the Landlord as a result of any such breach by the Tenant

PLANNING ACTS

3.20 Without prejudice to the generality of the last preceding sub-clause not without the Consent of the Landlord in relation to the Planning Acts

                  3.20.1 to make any application for planning permission in respect of the Premises or any part thereof whether in respect of the carrying out of any operations works act or things or the user of the Premises or any part thereof

                  3.20.2 to carry out any operations works acts or things in the Premises or any part thereof or make any change of use of the same for which planning permission needs to be obtained

USE

3.21 To use and occupy the Premises only for general industrial/high technology purposes within B1 and B2 of the Town and Country Planning (Use Classes) Order 1987 with any proper ancillary use (and the reference to that Order is to be construed so as to include any modification or re-enactment of that Order)

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PROHIBITED MATERIAL

3.22              3.22.1            Save for any such materials or liquid needed
                                    by the Tenant in its business (provided
                                    prior approval of the Landlord's insurers where necessary has been obtained and that any such liquids or materials are handled and stored in a safe and proper manner and excessive quantities are not kept on the Premises) not to store or bring upon the Premises any materials or liquid of a specially combustible inflammable dangerous or offensive nature

                  3.22.2 Not to do any act or thing whereby any insurance effected on the Premises or any adjoining property may be rendered void or voidable or the rate of premium thereon may be increased and to comply with all requirements of the insurers as to fire precautions relating to the Premises

                  3.22.3 Not to use the Premises or any part thereof for any illegal or immoral purpose

                  3.22.4 To comply with all reasonable regulations made from time to time by the Company in respect of the Amenity Area and the Parking Area and their use including (without limitation) reasonable directions from time to time given by the Company for the regulation and control of vehicle movement within the Amenity Area and the Parking Area but not so as to interfere with the rights granted in Part I of the Second Schedule

                  3.22.5 Not to interfere with or disturb the existing layout of the Amenity Area and not to place or permit or suffer to be placed any obstruction (including without limitation skips and packing cases) whatsoever on the Amenity Area or in any way hinder or block the roads on the Amenity Area so as to restrict or hamper access to the remainder of the Estate or neighbouring land or Property and to use the Parking Area only for the parking of private motor vehicles

                  3.22.6 Not to cause or permit or suffer any rubbish litter or packing materials to be left or strewn on the Amenity Area or the Parking Area

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                  3.22.7            Not to cause or permit or suffer the Amenity
                                    Area to be used in any manner as will or may cause damage to it or any nuisance annoyance or inconvenience to the Landlord or the Company or to the owners or occupiers of any building on the Estate or to any other person entitled to use the Amenity Area or to any neighbouring owners or occupiers subject only to the lawful and proper exercise by the Tenant of rights expressly granted to it under this Lease

                  3.22.8 Not to obstruct or pollute or cause damage to any of the conduits on the Estate

                  3.22.9 Not to bring into or upon the Premises or do anything which might throw on the Premises any load or weight in excess of that which the Premises are designed or constructed to bear with due margin for safety nor to cause any undue vibration to the Premises by machinery or otherwise

                  3.22.10 Not to hold in the Premises any sale by auction public exhibition or political meeting

                  PROVIDED THAT it shall only be a breach by the Tenant of the sub-paragraphs of this sub-clause 3.22 for the Tenant itself to commit or for the Tenant to permit or suffer by those under the control of the Tenant to commit any act expressly prohibited in this sub-clause

ALIENATION

3.23              3.23.1            Alienation prohibited

                                    Not to hold the Premises on trust for
                                    another and not to part with the possession of the Premises or any part of them or permit another to occupy them or any part of them except pursuant to a transaction permitted by and effected in accordance with the provisions of this Lease

                  3.23.2            Assignment, subletting and charging of part

                                    Not to assign, sublet or charge part only of the Premises

                  3.23.3            Assignment of the whole

                                    Subject to clauses 3.23.4 Circumstances and
                                    3.23.5 Conditions, not to assign the whole of the Premises without the consent of the Landlord (which shall not be unreasonably withheld or delayed)

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

                  3.23.4            Circumstances

                                    If any of the following circumstances -
                                    which are specified for the purposes of the Landlord and Tenant Act 1927 section 19(1A)
                                    - applies either at the date when
                                    application for consent to assign is made to the Landlord, or after that date but before the Landlord's consent is given, the Landlord may withhold his consent and if, after the Landlord's consent has been given but before the assignment has taken place, any such circumstances apply, the Landlord may revoke his consent, whether his consent is expressly subject to a condition as referred to in subclause 3.23.5.4 of clause
                                    3.23.5 Conditions or not. The circumstances are:-

                                    3.23.4.1          that any sum lawfully due
                                                      from the Tenant under this
                                                      Lease remains unpaid in
                                                      circumstances where the
                                                      Landlord has given express
                                                      notice of the same to the
                                                      Tenant

                                    3.23.4.2          that in the Landlord's
                                                      reasonable opinion the
                                                      assignee is not a person
                                                      who is likely to be able
                                                      to comply with the
                                                      tenant's covenants in this
                                                      Lease and to continue to
                                                      be able to comply with
                                                      them following the
                                                      assignment,

                                    3.23.4.3          that the assignee or any
                                                      guarantor for the assignee
                                                      (other than any guarantor
                                                      under an authorised
                                                      guarantee agreement,) is a
                                                      corporation registered or
                                                      otherwise resident in a
                                                      jurisdiction in which the
                                                      order of a court obtained
                                                      in England and Wales will
                                                      not necessarily be
                                                      enforced against the
                                                      assignee or guarantor
                                                      without any consideration
                                                      of the merits of the case.

                  3.23.5            Conditions

                                    The Landlord may impose any or all of the following conditions ( which are specified for the purposes of the Landlord and Tenant Act 1927 section 19(1A) ) on giving any consent for an assignment by the Tenant, and any such consent is to be treated as being subject to each of the following:-

                  3.23.5.1 a condition that upon or before any assignment and before giving occupation to the assignee, the Tenant requesting consent to assign must enter into an authorised guarantee agreement in favour of the Landlord substantially in the terms set out in the Fifth Schedule (The Authorised Guarantee Agreement)

                  3.23.5.2 a condition that if reasonably so required by the Landlord on an assignment to a limited company, the assignee must ensure that some other guarantor or guarantors acceptable to the Landlord, enter into direct covenants with the Landlord that the assignee will throughout the residue of the term of this Lease observe and perform the covenants on the part of the Tenant contained in this Lease

                  3.23.5.3 a condition that upon or before any assignment, the Tenant making the request for consent to assign must give to the Landlord a copy of the health and safety file required to be maintained under the Construction (Design and Management) Regulations 1994 containing full details of all works undertaken to the Premises by that Tenant, and

                  3.23.5.4 a condition that if, at any time before completion of the assignment, the circumstances specified in clause 3.23.4 Circumstances, or any of them apply, the Landlord may revoke the consent by written notice to the Tenant


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


                     3.23.6         Subletting

                                    Not to sublet the whole of the Premises
                                    without the consent of the Landlord (which shall not be unreasonably withheld or delayed)

                     3.23.7         Terms of a permitted sublease

                                    Every permitted sublease must be granted, without a fine or premium at a rent not less than whichever is the greater of the then open market rent payable in respect of the Premises or the rent payable under this Lease and the rent payable under the sublease payable in advance on the days on which the Rent is payable under this Lease. Every permitted sublease must contain provisions:-

                                    3.23.7.1          prohibiting the subtenant
                                                      from doing or allowing
                                                      anything in relation to
                                                      the Premises inconsistent
                                                      with or in breach of the
                                                      provisions of this Lease,

                                    3.23.7.2          for re-entry by the
                                                      sub-landlord on breach of
                                                      any covenants by the
                                                      subtenant,

                                    3.23.7.3          imposing an absolute
                                                      prohibition against any
                                                      further subletting of the
                                                      whole or any part of the
                                                      Premises,

                                    3.23.7.4          prohibiting assignment of
                                                      the whole of the Premises
                                                      without the consent of the
                                                      Landlord under this Lease
                                                      (which consent shall not
                                                      be unreasonably withheld
                                                      or delayed)

                                    3.23.7.5          requiring the assignee on
                                                      any assignment of the
                                                      sublease to enter into
                                                      direct covenants with the
                                                      Landlord to the same
                                                      effect as those contained
                                                      in clause 3.23.8
                                                      Sub-Tenant's Direct
                                                      Covenants,

                                    3.23.7.6          prohibiting the sub-tenant
                                                      from holding on trust for
                                                      another or permitting
                                                      another to share or occupy
                                                      the whole or any part of
                                                      the Premises save with a
                                                      group company of the
                                                      sub-tenant on the same
                                                      basis as in clause 3.23.11
                                                      of this Lease

                                    3.23.7.7          imposing in relation to
                                                      any permitted assignment
                                                      or charge the same
                                                      obligations for
                                                      registration with the
                                                      Landlord as are contained
                                                      in this Lease in relation
                                                      to dispositions by the
                                                      Tenant

                  3.23.8            Subtenant's direct covenants

                                    Before any permitted subletting, to ensure that the subtenant enters into a direct covenant with the Landlord that while he is bound by the tenant's covenants in the sublease the subtenant will observe and perform the tenant's covenants contained in this Lease (except the covenant to pay the rent reserved by this Lease ) and in that sublease.

                  3.23.9            Sublease rent review

                                    3.23.9.1          the Tenant must ensure
                                                      that the rent is reviewed
                                                      in accordance with the
                                                      terms of the sublease,

                                    3.23.9.2          the Tenant must not agree
                                                      the reviewed rent with the
                                                      subtenant without the
                                                      approval of the Landlord

                                    3.23.9.3          where the sublease
                                                      provides such an option
                                                      the Tenant must not
                                                      without the approval of
                                                      the Landlord agree whether
                                                      the third party
                                                      determining the revised
                                                      rent in default of
                                                      agreement should act as an
                                                      arbitrator or as an expert

                                    3.23.9.4          the Tenant must not,
                                                      without the approval of
                                                      the Landlord agree any
                                                      appointment of a person to
                                                      act as a third party
                                                      determining the revised
                                                      rent

                                    3.23.9.5          the Tenant must
                                                      incorporate as part of his
                                                      representations to that
                                                      third party
                                                      representations required
                                                      by the Landlord, and

                                    3.23.9.6          the Tenant must give
                                                      notice to the Landlord of
                                                      the details of the
                                                      determination of every
                                                      rent review within seven
                                                      days

                  3.23.10           Registration of permitted dealings

                                    Within 28 days of any assignment, charge or sublease or any transmission or other devolution relating to the Premises, to produce a certified copy of any relevant document for registration with the Landlord's Solicitor, and to pay the Landlord's Solicitor's reasonable charges for registration of at least (pound)25.00.

                  3.23.11           Sharing with a group company

                                    Notwithstanding clause 3.23.1 Alienation
                                    Prohibited the Tenant may share occupation of the whole or any part of the Premises with a company that is a member of the same group as the Tenant within the meaning of the Landlord and Tenant Act 1954 section 42, for so long as both companies remain members of that group and otherwise than in a manner that transfers or creates a legal estate

NOTICE OF DAMAGE

3.24 In the event of the Premises being destroyed or damaged to give notice thereof immediately upon becoming aware of the same to the Landlord stating (if possible) the cause of such destruction or damage

SALE OR RE-LETTING NOTICES

3.25 To permit the Landlord during the Term to affix and retain without interference upon any suitable and conspicuous part of the Premises (but not so as materially to affect the access of light and air to the Premises) a notice for reletting the same (if the termination of the Term is a prospective possibility) or selling the Landlord's interest in the Premises and to permit persons with written authority of the Landlord or the Landlord's agent at reasonable and mutually convenient times of the day to view the Premises accompanied by the Landlord or its agent

COSTS

3.26 To pay to the Landlord on demand all reasonable and proper costs charges and expenses (including reasonable and proper legal and surveyors' fees and costs and value added tax thereon) of and incidental to:-

                  3.26.1 every application made by the Tenant for the consent of the Landlord where the same be granted or lawfully refused or proffered subject to any lawful qualification or condition or where the application be withdrawn

                  3.26.2 the preparation and service of a notice under Section 146 of the Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court

                  3.26.3 any schedule relating to wants of repair to the Premises whether served during or within three months after the termination of the Term

                  3.26.4 the preparation and completion of this Lease and Stamp Duty payable on the Counterpart

INTEREST

3.27 To pay to the Landlord Interest on any sum due pursuant to the provisions of this Lease and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

VALUE ADDED TAX

3.28 Whenever any sum is payable by the Tenant on which Value Added Tax or any other tax is properly payable on presentation of a proper VAT invoice to pay to the Landlord in addition to such sum the amount of the Value Added Tax or other tax thereon at the rate applicable to that payment

OBSTRUCTIONS AND EASEMENTS

3.29 Not permanently to obstruct or permit or suffer to be obstructed any of the windows lights or ventilators belonging to the Premises nor to permit or suffer any new window light ventilator passage drainage or other encroachment or easement to be made into against or over the Premises or any part thereof AND in case any encroachment or easement whatsoever shall be attempted to be made or acquired by any person whomsoever to give notice thereof to the Landlord immediately the same shall come to the knowledge of the Tenant and at the cost of the Tenant do all such things as may be proper for preventing any new encroachment or easement being made or acquired


LANDLORDS TITLE

3.30 Not to breach the covenants and provisions affecting the title of the Landlord specified in the Third Schedule


COVENANTS BY THE COMPANY

4                 THE COMPANY covenants with the Tenant and (separately) with the Landlord as follows :-

4.1 To keep the Amenity Area and the Parking Area (including plant and equipment and service systems but excluding any conduit exclusively serving any individual building within the Estate) in good and substantial repair and condition and properly cleansed lighted landscaped and made up as necessary

4.2 To insure the Amenity Area and the Parking Area with a reputable insurance company or with Lloyd's Underwriters in no less than the full reinstatement value of the Amenity Area (including in that expression without limitation architects' and surveyors' and other professional fees allowance for inflation in building costs demolition and site clearance expenses Value Added Tax and all other incidental expenses) against loss or damage by fire explosion storm tempest (including lightning) flood burst pipes and impact and (in peacetime) aircraft and articles dropped therefrom riot civil commotion and malicious damage and such other risks as would normally from time to time be insured against in a comprehensive policy and the insurance policy for the Amenity Area and the Parking Area will contain no unusual excesses limitations or conditions

4.3 To insure the Amenity Area and the Parking Area with a reputable insurance company or with Lloyds's Underwriters against public liability of the Company (and the landlord while the Landlord has any interest in the Amenity Area) arising out of or in connection with any matter involving or relating to the Amenity Area

4.4 At the reasonable request of the Tenant to deliver to the Tenant a copy of the insurance policies effected under clauses
                  4.2 and 4.3 and all endorsements to date and sufficient evidence of the payment of the last premium

4.5 To observe and perform such covenants stipulations conditions and restrictions as are contained or referred to in the Property and Charges Register of Land Registry Title Number NN163570 insofar as they affect the Amenity Area and will indemnify the Tenant and (separately) the Landlord against all costs claims demands and proceedings as may arise in respect of any breach of any of such covenants stipulations conditions and restrictions

4.6 To remunerate on a reasonable and proper basis any surveyor accountant or other professional adviser or any other agent or other person as the Company in any case may reasonably in its discretion from time to time decide are needed in connection with or ancillary to the performance and observance of the obligations undertaken by the Company under this Lease and the general management of the Amenity Area and the Parking Area

4.7 To pay the proper cost of all charges assessments and outgoings including general rates water rates electricity and gas charges relating to the Amenity Area including without limitation the cost (if applicable) of lighting the Amenity Area and the Parking Area

4.8 To procure that the affairs of the Company are administered in a proper and efficient manner

4.9 To make provisions for the establishment of a sinking fund in such sum as the Company may at its reasonable discretion from time to time decide

COVENANTS BY THE LANDLORD

5                 THE LANDLORD covenants with the Tenant:

QUIET ENJOYMENT

5.1 That the Tenant paying the Rents and performing and observing the covenants and stipulations on the part of the Tenant herein shall peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord

INSURANCE
5.2               5.2.1             Office, underwriters and agency

                                    To effect and maintain insurance in respect of the Premises and the Estate in such substantial and reputable insurance office, or with such underwriters and through such agency of similar substance and repute as the Landlord from time to time reasonably decides

                  5.2.2 To effect and maintain such insurance for the following amounts:

                                    5.2.2.1           the sum that the Landlord
                                                      is from time to time
                                                      properly advised by the
                                                      Surveyor is the full cost
                                                      of rebuilding and
                                                      reinstating the Premises,
                                                      including VAT,
                                                      architects', surveyors',
                                                      engineers', solicitors'
                                                      and all other professional
                                                      persons' fees, the fees
                                                      payable on any
                                                      applications for planning
                                                      permission or other
                                                      permits or consents that
                                                      may be required in
                                                      relation to rebuilding or
                                                      reinstating the Premises,
                                                      the cost of preparation of
                                                      the site including
                                                      shoring-up, debris
                                                      removal, demolition, site
                                                      clearance and any works
                                                      that may be required by
                                                      statute, and incidental
                                                      expenses, and

                                    5.2.2.2           loss of the Rent for three
                                                      years.

                  5.2.3 Risks insured To effect and maintain such insurance against damage or destruction by any of the Insured Risks to the extent that such insurance may ordinarily be arranged with a substantial and reputable insurer for properties such as the Premises subject to such proper excesses exclusions or limitations as the insurer reasonably and properly requires

                  5.2.4. In the event of damage or destruction by any of the Insured Risks to rebuild or reinstate the Premises forthwith and to obtain all necessary consents in relation thereto

                  5.2.5 To procure that there be given a copy of any relevant policy of insurance to the Tenant on all reasonable occasions that he the Tenant shall so request together with evidence of the current Premium and that it has been paid

                  5.2.6 To procure that the insurers under the relevant policy or policies of insurance waive their rights of subrogation against the Tenant and any lawful occupier of the Premises and further to procure that the relevant policy or policies contain a non-invalidation clause in respect of any acts or defaults of the Tenant or other lawful occupier of the Premises

TRANSFER OF SHARES

5.3 Not to transfer its shares in the Company to anyone who is not the freeholder of or does not hold some other legal interest in the Premises

5.4. To procure a covenant by the Transferee of any shares in the Company that it will not part with its interest in the Premises without contemporaneously transferring its shares to a person or company having a legal interest in the Premises

5.5 During such periods as any part of the Estate is not let on a tenancy containing similar tenant's covenants in relation to the maintenance use and payment of the Estate Expenses to those herein set out or until such time as the freehold of such unit is sold subject to such covenants at its own cost to use all reasonable endeavours to procure the observance and performance of such covenants in relation to any such part of the Estate

LANDLORD TO ENFORCE COVENANTS

5.6 At the expense of the Tenant to observe and perform or (where the relevant part of the Estate is owned or tenanted by a third party) to enforce against the owner or occupier for the time being of any other part of the Estate covenants of the nature of those on the part of the Tenant contained in this Lease :

5.7 To carry out any repairs maintenance reinstatement replacement rebuilding or other works to the Premises arising from any Inherent Defects

PROVISOS
6                    IF:-

                     6.1 the Rents or any part thereof shall be in arrear for 21 days after becoming payable (whether formally demanded or not) or

                     6.2 there shall be any breach non-performance or non-observance of any of the Tenant's covenants or

                     6.3 the Tenant (being an individual) shall become bankrupt or (being a company) shall enter into liquidation whether compulsory or voluntary (save for the purpose of amalgamation or reconstruction of a solvent company) or

                  6.4 the Tenant shall enter into any arrangement or composition for the benefit of the Tenant's creditors it shall be lawful for the Landlord at any time thereafter to re-enter the Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely determine but without prejudice to any rights of action of the Landlord or the Tenant in respect of any antecedent breach by the other of any of the covenants or conditions herein

SUSPENSION OF RENT

7                 IF the Premises or the Parking Area or the means of access thereto from the public highway shall at any time during the Term be so damaged or destroyed by any of the Insured Risks so as to render the Premises unfit for occupation and use or incapable of being occupied by virtue of inaccessibility then (unless the insurance money shall be wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant) the Rents or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the date when the Premises shall again be rendered fit for occupation and use or until the date three years from the date of such damage or destruction whichever date shall be the earlier and any dispute with reference to this proviso shall be referred to arbitration in accordance with the Arbitration Act 1950

TERMINATION AND RECONSTRUCTION

8                 IF within three years of the Premises the Parking Area or the means of access thereto from the public highway being destroyed or so damaged by any of the Insured Risks so as to render the Premises unfit for occupation and use or incapable of being occupied by virtue of inaccessibility and the Premises or any material part of them still being unfit for use or occupation or inaccessible

                  8.1 either party may by not less than three months' notice expiring at any time determine the Term and upon the expiry of such notice the Term shall determine without prejudice to any remedy of either party against the other in respect of any antecedent breach of covenant or condition herein

                  8.2               if the Term is determined under sub-clause
                                    8.1 the insurance monies (other than monies received for loss of rent) received by the Landlord shall be apportioned between the Landlord and the Tenant in proportion to the values of their respective interests in the Premises

NO WARRANTY AS TO USE

9                 Nothing herein shall be deemed to constitute any warranty by the Landlord that the Premises or any part thereof are under the Planning Acts authorised for use for any specific purpose

SERVICE OF NOTICES

10                Section 196 of the Law of Property Act 1925 as amended by the
Recorded Delivery Services Act 1962 shall apply to the service of any notice required to be served under this Lease

LIABILITY LIMITED

11                The liability of Michael John Daniels and Robert Denis
Bowerman in relation to the covenants contained in this Lease shall be limited to the assets of the Reynard Racing Cars Limited Directors' Pension Scheme

STAMP DUTY CERTIFICATE

12                It is hereby certified that for the purposes of Section
240(2)(a) Finance Act 1994 there is no agreement to which this Lease gives effect

IN WITNESS whereof the parties hereto have executed this instrument as a Deed and have delivered it upon dating it.

                                 FIRST SCHEDULE
                                  The Premises
                                  ------------

All those premises known as Unit 1A Reynard Park Brackley Northamptonshire as the same are shown for identification purposes only tinted blue on the Plan

                                 SECOND SCHEDULE
                                     Part I

                                 Rights granted
                                 --------------

1 The right at all times for the purposes of going to and from the Premises to pass and repass with or without vehicles over the roadways within the Amenity Area (but excluding the right to pass and repass over any car parking spaces other than those in the Parking Area) and on foot only over the footpaths within the Amenity Area

2 The right to free passage of Services through any conduits now laid or to be laid within the Perpetuity Period in or under the Amenity Area or the Parking Area or any other building on the Estate for the benefit in any case of the Premises (whether or not also for the benefit of the other buildings within the Estate) together with the right on reasonable prior written notice to the Company and any owner or occupier for the time being of any building on the Estate affected by such entry (except in case of emergency) to enter the Amenity Area or the Parking Area for the purpose of repairing maintaining and (where necessary) renewing any conduit that exclusively serves the Premises and a similar right on similar terms for similar purposes (but only insofar as any such repair or maintenance or renewal cannot practicably be carried out without such entry) to enter any other building on the Estate the person exercising such right doing as little damage as possible and making good all damage caused by such entry

3 The right on reasonable prior written notice to the Company and any owner or occupier for the time being of any building on the Estate affected by such entry (except in case of emergency) to enter the Amenity Area and the Parking Area and any building within the Estate adjoining the Premises for the purpose of carrying out repairs or maintenance to any part of the Premises which cannot be practicably carried out without such entry the person exercising such right doing as little damage as possible and making good all damage caused by such entry

4 The right of support and protection from any building adjoining the Premises from time to time

5 The right to exhibit the name of the Tenant on the signboard at the entrance to the Estate and in the style on the signboard to be approved by the Company (such approval not to be unreasonably withheld or delayed)

6 The exclusive right for the Tenant and those authorised by the Tenant to park private motor vehicles in the spaces provided in the Parking Area

                                     Part II
                                 Rights reserved
                                 ---------------

1 The right of free passage and running of water and soil in and through the sewers drains and channels made or to be made upon through or under the Premises and the free and uninterrupted use of all gas electric telephone and other pipes wires cables and flues upon through or under the same

2 All rights of light air and other easements and rights (but without prejudice to those expressly hereinbefore granted to the Tenant) now or hereafter belonging to or enjoyed by the premises from or over any adjoining or neighbouring land or building

3 The right to build or rebuild or alter any adjoining or neighbouring land or building in any manner whatsoever and to let the same for any purpose or otherwise deal therewith notwithstanding that the light or air to the Premises is in any such case thereby diminished

4 The right to support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by all adjoining or neighbouring land or buildings in respect of which an interest in possession or reversion is at any time during the Term vested in the Landlord

                                 THIRD SCHEDULE
             Covenants and provisions affecting the Landlord's title
             -------------------------------------------------------

The matters referred to in the Charges Register of the freehold title number NN163570


                                 FOURTH SCHEDULE
                          (Details of Estate Expenses)
                          ----------------------------

1 The reasonable costs and expenses properly incurred by the Company from time to time in performing its obligations under Clause 4

2 Any reasonable costs and expenses properly incurred by 2the Company in providing necessary caretaking and/or security services to the Estate

3 Any costs and expenses properly incurred by the Company in providing any additional services or facilities from time to time as the Company reasonably considers desirable for the benefit of the Estate as a whole acting in the best interests of all the occupants of the Estate

                                 FIFTH SCHEDULE
                       THE AUTHORISED GUARANTEE AGREEMENT

THIS GUARANTEE is made the ......... day of................... 19   BETWEEN

(1) ADRIAN JOHN REYNARD of Reynard Centre Telford Road Bicester Oxfordshire and MICHAEL JOHN DANIELS of Kingswood House 29 North Street Bicester aforesaid and ROBERT DENIS BOWERMAN of Park House Over Worton Chipping Norton Oxfordshire ("the Landlord") and

(2)                  _______________________________ the registered office
                     of which is

                     ("the Tenant")

NOW THIS DEED WITNESSES as follows:

1                 DEFINITIONS AND INTERPRETATION

For all purposes of this guarantee the terms defined in this clause have the meanings specified.

                  1.1              "THE ASSIGNEE"

                  "The Assignee" means .....

                  1.2              "THE LEASE"

                  "The Lease" means the lease dated............ 19 and made
                  between (1) Adrian John Reynard and Michael John Daniels and Robert Denis Bowerman ("the Landlord") and (2) Reynard Motorsport Limited ("the Tenant") and (3) R.T.C. Management Company Limited for a term of twelve years commencing on and including 11th May 1998

                  1.3              "THE PREMISES"

                  "THE PREMISES" means the premises demised by the Lease.

                  1.4              "THE LIABILITY PERIOD"

                  "The Liability Period" means the period during which the Assignee is bound by the tenant covenants of the Lease which shall not exceed the unexpired residue of the contractual term of the Lease

                  1.5              TERMS FROM THE LANDLORD AND TENANT
                                   (COVENANTS) ACT 1995

                  The expressions "authorised guarantee agreement" and "tenant covenants" have the same meaning in this guarantee as in the Landlord and Tenant (Covenants) Act 1995 section 28(1).

                  1.6              REFERENCES TO CLAUSES

                  Any references in this deed to a clause without further designation is to be construed as a reference to the clause of this deed so numbered

2                 RECITALS

                  2.1              CONSENT REQUIRED

                  The Landlord's consent to an assignment of the Lease is required.

                  2.2              AGREEMENT TO CONSENT

                  The Landlord has agreed to give consent to the assignment to the Assignee on condition that the Tenant enters into this guarantee.

                  2.3              EFFECTIVE TIME

                  This guarantee takes effect only when the Lease is assigned to the Assignee

3                    TENANT'S COVENANTS

In consideration of the Landlord's consent to the assignment the Tenant covenants with the Landlord and without the need for any express assignment with all his successors in title as set out in this clause 3.

                  3.1               PAYMENT AND PERFORMANCE

                  The Assignee shall punctually pay the rents reserved by the Lease and observe and perform the covenants and other terms of it throughout the Liability Period, and if at any time during the Liability Period the Assignee defaults in paying the rents or in observing or performing any of the covenants or other terms of the Lease, the Tenant shall pay the rents and observe and perform the covenants or terms in respect of which the Assignee is in default and make good to the Landlord on demand and indemnify the Landlord against all losses damages costs and expenses resulting from such non-payment, non-performance or non-observance notwithstanding:-

                  3.1.1 any time or indulgence granted by the Landlord to the Assignee or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of the Lease, or any refusal by the Landlord to accept rents tendered by or on behalf of the Assignee at a time when the Landlord is entitled, or will after the service of a notice under the Law of Property
                                                      Act 1925 section 146 be
                                                      entitled, to re-enter the
                                                      Premises

                                    3.1.2             that the Assignee has
                                                      surrendered part of the
                                                      Premises in which event
                                                      the liability of the
                                                      Tenant under the Lease is
                                                      to continue in respect of
                                                      the part of the Premises
                                                      not surrendered after
                                                      making any necessary
                                                      apportionments under the
                                                      Law of Property Act 1925
                                                      section 140, and

                                    3.1.3             anything else by which,
                                                      but for this clause 3.1,
                                                      the Tenant would have been
                                                      released.

                  3.2               NEW LEASE FOLLOWING DISCLAIMER

                  If, during the Liability Period any trustee in bankruptcy or liquidator of the Assignee disclaims the Lease, the Tenant shall , if required by notice served by the Landlord within sixty days of the Landlord becoming aware of the disclaimer take from the Landlord forthwith a lease of the Premises for the residue of the contractual term of the Lease as at the date of the disclaimer, at the rent then being paid under the Lease and subject to the same covenants and terms as in the Lease (except that the Tenant need not ensure that any other person is made a party to that lease as guarantor) the new lease to commence on the date of the disclaimer and the Tenant shall pay the reasonable and proper costs of the new lease and execute and deliver to the Landlord a counterpart of it.

4                 SEVERANCE

                  4.1               SEVERANCE OF VOID PROVISIONS

                  Any provision of this deed rendered void by virtue of the Landlord and Tenant (Covenants) Act 1995 section 25 is to be severed from all remaining provisions and the remaining provisions are to be preserved.


                  4.2               LIMITATIONS OF PROVISIONS

                  If any provision of this deed extends beyond the limits permitted by the Landlord and Tenant (Covenants) Act 1995 section 25, that provision is to be varied so as not to extend beyond those limits.

                                 SIXTH SCHEDULE
                                  RENT REVIEWS

1      THE REVIEW DATES

The yearly rent payable under this Lease is to be reviewed on the expiry of the fifth year and the tenth year of the Term (referred to in this Schedule as "the review date(s)" (and "the relevant review date" is to be construed accordingly) and with effect on and from each review date the reviewed rent (as agreed or determined in accordance with this Schedule) is to become payable as the yearly rent reserved by this Lease.

2 UPWARD ONLY RENT REVIEWS

The reviewed rent is to be the greater of:

                  2.1 the yearly rent reserved under this Lease immediately preceding the relevant review date; and

                  2.2               the market rent of the Premises at the
                                    relevant review date

3      THE MARKET RENT

For the purposes of this Lease, the expression "market rent" means the best yearly rent at which the Premises might reasonably be expected to be let in the open market by a willing landlord to a willing tenant:

                  3.1               with vacant possession

                  3.2 for a term for the unexpired residue of the Term from the relevant review date having rent reviews in the same terms as this Lease

                  3.3               without the payment of a premium by the
                                    willing tenant

                  3.4 subject to the provisions of this Lease, other than the length of the term and the amount of rent, but including these provisions for rent review; but on the assumption, if not the fact, that at the relevant review date:

                  3.5 the Premises have a net internal area of 30,807 square feet;


                  3.6 the Premises have been fitted out ready for occupation and immediate use for the willing tenant's business so that the willing tenant would not require a rent or other allowance at the relevant review date for that purpose (but this assumption does not affect the operation of paragraph 4.3);

                  3.7 in case the Premises or the Parking Area or the means of access thereto have been destroyed or damaged or unfit for use and occupation they have been fully reinstated or rendered fit for use and occupation;

                  3.8 the Premises are in a state of full repair and the covenants of the Tenant and the Landlord and the Company have been fully observed and performed;

                  3.9 there is not in operation any statute order or instrument regulation or direction which has the effect of regulating or restricting the amount of rent of the Premises which might otherwise be payable;

                  3.10 the Premises may be lawfully used throughout the Term for the permitted use


                  3.11 the Tenant and anyone who may become the Tenant is a taxable person who makes only taxable supplies and no exempt supplies (words and expressions used in this paragraph 3.12 having the meanings assigned to them respectively in the Value Added Tax Act 1994 and the regulations made under that
                                    Act) and that demand for the Premises on the open market would not be reduced by reason of the Landlord having elected to waive exemption from value added tax in respect of them.

4      MATTERS TO BE DISREGARDED

In agreeing or determining the market rent the effect upon it of the following matters are to be disregarded:

                  4.1               the occupation of the Premises by the Tenant

                  4.2 any goodwill attached to the Premises by reason of the carrying on at the Premises of the business of the Tenant;

                  4.3 any improvements to the Premises made by the Tenant with the consent of the Landlord other than those:

                                    4.3.1             made in pursuance of an
                                                      obligation to the
                                                      Landlord; or

                                    4.3.2             for which the Landlord has
                                                      made a financial
                                                      contribution; or

                                    4.3.3             any works carried out by
                                                      the tenant which has
                                                      diminished the market rent
                                    and in this paragraph 4 reference to "the
                                    Tenant" include predecessors in title to the Tenant, and sub-tenants of the Tenant or of the predecessors in title of the Tenant


5                 PROCEDURE FOR DETERMINATION OF MARKET RENT

                  5.1 The Landlord and the Tenant are to endeavour to agree the market rent at any time not being earlier than twelve months before the relevant review date, but if they have not agreed the market rent three months before the relevant review date the amount of the market rent is to be determined by reference to the arbitration of an arbitrator

                  5.2 The arbitrator is to be nominated by the Landlord and the Tenant jointly, but, if they cannot or do not do so, then he is to be nominated by the resident for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant

                  5.3 The reference to and award of the arbitrator is to be governed by the Arbitration Act 1996

                  5.4 The arbitrator nominated must be a chartered surveyor having not less than ten years' experience of leasehold valuation of property being put to the same or similar use as the Premises and of property in the same region in which the Premises are situated

                  5.5 If the arbitrator refuses to act, becomes incapable of acting or dies, the Landlord or the Tenant may require the appointment of another arbitrator as provided in paragraph 5.1

6                 TIME LIMITS

Time is not of the essence in agreeing or determining the reviewed rent or of appointing an arbitrator

7                 RENTAL ADJUSTMENTS

                  7.1 If the market rent has not been agreed or determined in accordance with the provisions of this Schedule before the relevant review date, then, until the market rent has been so agreed or determined, the Tenant will continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date.

                  7.2 The Tenant will pay to the Landlord within seven days after the time that the market rent has been agreed or determined all arrears of the reviewed rent which have accrued in the meantime, with Interest on each of the instalments of the arrears from the time that it would have become due if the market rent had then been agreed or determined until payment becomes due from the Tenant to the Landlord under this paragraph 7.2

8                 REVIEWED RENT RESERVED IN PHASES

The Landlord and the Tenant may, at any time before the market rent is determined by an arbitrator settle the reviewed rent in more than one amount and agree to reserve the amounts increasing in phases until the next review date or, if none, the expiry of the Term.

9                 MEMORANDUM OF RENT REVIEW

The parties will cause a memorandum of the reviewed rent duly signed by the Landlord and the Tenant to be endorsed on or securely annexed to this Lease and the Counterpart of this Lease.



SIGNED as a deed by                  )
REYNARD MOTORSPORT LIMITED           )
--------------------------           )
acting by                            )
and by                               )




                                     Director


                                     Secretary/Director

SIGNED as a deed by                 )
ADRIAN JOHN REYNARD                 )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
-------------------                 )
in the presence of:                 )
                                    )
Signature of witness                )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
Print name                          )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
Address                             )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
                                    )     - - - - - - - - - - - - - - - - - - -
                                    )
                                    )     - - - - - - - - - - - - - - - - - - -
                                    )
Occupation                          )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



SIGNED as a deed by                 )
MICHAEL JOHN DANIELS                )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
--------------------                )
in the presence of:                 )
                                    )
Signature of witness                )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
Print name                          )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
Address                             )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
                                    )     - - - - - - - - - - - - - - - - - - -
                                    )
                                    )     - - - - - - - - - - - - - - - - - - -
                                    )
Occupation                          )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


SIGNED as a deed by                 )
ROBERT DENIS BOWERMAN               )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
---------------------               )
in the presence of:                 )
                                    )
Signature of witness                )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
Print name                          )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
Address                             )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                    )
                                    )     - - - - - - - - - - - - - - - - - - -
                                    )
                                    )     - - - - - - - - - - - - - - - - - - -
                                    )
Occupation                          )     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THE COMMON SEAL of                   )
R.T.C. MANAGEMENT COMPANY LIMITED    )
---------------------------------    )
was hereunto affixed                 )
in the presence of :                 )




                                     Director


                                     Secretary